UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2004

                          Summit Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


     West Virginia                  0-16587                    55-0672148
   (State or Other                (Commission                (I.R.S. Employer
     Jurisdiction)                 File Number)               Identification)


                              300 North Main Street
                              Moorefield, WV              26836
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code
                                 (304) 530-1000


                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On October 20, 2004, Summit Financial Group, Inc. ("Summit") issued a News Release announcing its earnings for the third quarter and first nine months of 2004. This News Release is furnished as Exhibit 99 and is incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

          (c)  Exhibits

          99       News Release issued on October 20, 2004




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUMMIT FINANCIAL GROUP, INC.


Date:  October 22, 2004              By:  /s/ Robert S. Tissue
                                          ----------------------------------
                                            Robert S. Tissue
                                            Senior Vice President and
                                            Chief Financial Officer